UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2022

Date of Report (Date of earliest event reported)

MOUNT RAINIER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40870	86-2029991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. 38th Street, 15th Floor New York, NY	10018
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (212) 785-4680

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RNERU	The Nasdaq Stock Market LLC
Common Stock	RNER	The Nasdaq Stock Market LLC
Warrants	RNERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, Mount Rainier Acquisition Corp., a Delaware corporation (“RNER”), entered into a Business Combination Agreement, dated March 22, 2022 (the “Business Combination Agreement”), with Hub Cyber Security (Israel) Ltd., a company organized under the laws of the State of Israel (the “Company”), and Rover Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement, a business combination between RNER and the Company will be effected through Merger Sub merging with and into RNER (the “Merger”), with RNER surviving the Merger as a direct wholly-owned subsidiary of the Company. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

On June 19, 2022, RNER and the Company entered into an agreement (the "Termination Agreement") to terminate the Management Incentive Agreement previously entered into in connection with the Business Combination Agreement.

Concurrently with the execution of the Termination Agreement, RNER, the Company, and Merger Sub entered into the First Amendment to Business Combination Agreement to reflect RNER and the Company's entry into the Termination Agreement. With the exception of such amended terms, the Business Combination Agreement remains in full force and effect.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the First Amendment to Business Combination Agreement and the Termination Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively, and the terms of which are incorporated by reference herein.

Additional Information

In connection with the proposed Merger and related transactions, RNER will file a proxy statement, filed as part of the registration statement on Form F-4 to be filed by the Company with the SEC (as amended or supplemented from time to time, the “proxy statement/prospectus”), to be distributed to holders of RNER’s common stock in connection with RNER’s solicitation of proxies for the vote by RNER’s stockholders with respect to the proposed Merger and other matters as described in the proxy statement/prospectus. RNER urges investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about RNER, the Company and the proposed Merger and related transactions. A definitive proxy statement/prospectus will be mailed to stockholders of RNER as of a record date to be established for voting on the proposed Merger and related transactions. Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge by directing a request to: Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018. The preliminary and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

RNER, the Company, and their respective directors and executive officers may be considered participants in the solicitation of proxies from RNER’s stockholders with respect to the Transaction Proposals under the rules of the SEC. Information about the directors and executive officers of RNER and their ownership is set forth in RNER’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on October 4, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of RNER in connection with the Transaction Proposals will be set forth in the proxy statement when it is filed with the SEC, filed as part of the registration statement on Form F-4 for the proposed transactions. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of RNER or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed transaction, the anticipated benefits of the proposed transaction, and the financial condition, results of operations, earnings outlook and prospects of RNER and/or the Company, and may include statements for the period following the consummation of the proposed transaction. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “future,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “seem,” “should,” “will,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of RNER and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by RNER and the Company and the following:

•	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the transaction contemplated therein;

•	the outcome of any legal proceedings that may be instituted against RNER, the Company, the Surviving Company or others following announcement of the Business Combination Agreement and the transaction contemplated therein;

•	the inability to complete the proposed transactions due to, among other things, the failure to obtain approval of the stockholders of RNER or the Company, to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing, including delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction;

•	the inability to obtain the financing necessary to consummate the proposed transaction;

•	changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction;

•	the ability to meet stock exchange listing standards following the consummation of the proposed transaction;

•	the risk that the announcement and consummation of the proposed transaction disrupts the Company’s current operations and future plans;

•	the lack of a third party valuation in determining whether or not to pursue the proposed transaction;

•	the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

•	costs related to the proposed transaction;

•	the amount of any redemptions by existing holders of RNER’s common stock being greater than expected;

•	limited liquidity and trading of RNER’s and the Company’s securities;

•	geopolitical risk, including military action and related sanctions, and changes in applicable laws or regulations;

•	the possibility that RNER or the Company may be adversely affected by other economic, business, and/or competitive factors;

•	inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for the Company; and

•	other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RNER’s final prospectus relating to its initial public offering dated October 4, 2021.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of RNER and the Company prove incorrect, actual results may vary in material respects from those expressed or implied in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed business combination or other matters addressed in this Current Report on Form 8-K and attributable to RNER, the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, RNER and the Company undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement, dated as of June 19, 2022, by and among Mount Rainier Acquisition Corp., Hub Cyber Security (Israel) Ltd. and Rover Merger Sub, Inc.
10.1	Termination Agreement, dated as of June 19, 2022, by and among Mount Rainier Acquisition Corp. and Hub Cyber Security (Israel) Ltd.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022

MOUNT RAINIER ACQUISITION CORP.

By:	/s/ Matthew Kearney
Name:	Matthew Kearney
Title:	Chief Executive Officer